UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024 (February 29, 2024)
VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Results of Operations and Financial Condition

On March 6, 2024, VSE Corporation (the “Company”) issued a press release reporting its financial results for the fourth quarter and full year ended December 31, 2023. Additionally, the Company will make available related materials to be discussed during the Company’s webcast and conference call referred to in such press release. A copy of the press release is being furnished as Exhibits 99.1 to this Current Report on Form 8-K and are hereby incorporated by reference.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended if such subsequent filing specifically references this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After thirty-two years of service as a director of the Company, on March 5, 2024, Calvin Koonce notified the Company of his intention to retire from the Company’s Board of Directors (the “Board”) and not to stand for re-election to the Board, effective at the conclusion of his term at the Company’s 2024 Annual Meeting of Stockholders on May 21, 2024. Mr. Koonce’s retirement was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In connection with Mr. Koonce’s retirement, the Board approved a decrease in the size of the Board from nine directors to eight directors, effective upon the conclusion of Mr. Koonce’s term at the Company’s 2024 Annual Meeting of Stockholders on May 21, 2024.

After more than thirty-two years of service to the Fleet Segment of the Company, on February 29, 2024, Chad M. Wheeler, the Company’s Group President for the Fleet Segment, gave notice that he will resign from his position as Group President with an effective date to be set later in 2024. In connection with his resignation as Group President, Mr. Wheeler will remain an employee of the Company and will serve in his current role and capacity through the effective date of the resignation. After he resigns his position as Group President, Mr. Wheeler will serve in a transition role until his departure later in 2024. Mr. Wheeler’s departure is not related to the operations, policies, or practices of the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number

99.1	Press release dated March 6, 2024, entitled, "VSE Corporation Announces Fourth Quarter and Full Year 2023 Results"
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	March 6, 2024	By:	/s/ Farinaz S. Tehrani
Farinaz S. Tehrani
Chief Legal Officer and Corporate Secretary